Exhibit 99

            Anadarko Announces Third-Quarter 2007 Earnings

             Guides to 5% to 9% Production Growth for 2008


    HOUSTON--(BUSINESS WIRE)--Nov. 5, 2007--Anadarko Petroleum Corporation (NYSE:APC) today announced third-quarter 2007 net income available to common stockholders totaled $503 million, or $1.07 per share (diluted). Income from continuing operations totaled $516 million, or $1.10 per share (diluted). All financial information included in this news release reflects Anadarko's recent conversion to the successful efforts method of accounting.

    On an after-tax basis, these results include gains on asset divestitures of $219 million, or $.47 per share; a restructuring charge of $17 million, or $.04 per share, related to both lease operating costs and general and administrative expenses; legal accruals totaling approximately $14 million, or $.03 per share; unrealized losses on commodity derivatives of $21 million, or $.04 per share, offset by an interest-rate-swap gain of $20 million, or $.04 per share; and realized gains on commodity derivatives of $85 million, or $.18 per share.

    Cash flow from continuing operations in the third quarter of 2007 was $884 million and discretionary cash flow totaled $718 million.(1)

    In the 2006 third quarter, net income available to common stockholders was $1.39 billion, or $2.99 per share (diluted), while income from continuing operations totaled $1.31 billion, or $2.83 per share (diluted).

    "Our asset base continues to demonstrate repeatable and predictable characteristics that, along with exploration success, are the foundation of our value-creation strategy," Anadarko Chairman, President and CEO Jim Hackett said. "We met our production guidance, despite facing shut-ins of approximately 700,000 barrels of oil equivalent (BOE) as a result of infrastructure disruptions in the Rockies - most of which were natural gas. Also during the quarter, Independence Hub came on production and is performing very well as we ramp up toward the Hub's capacity of 1 billion cubic feet per day.

    "Based on our performance, we are reaffirming the midpoint of our production guidance of 191 million BOE, while narrowing the range of our full-year 2007 guidance to 190 million to 192 million BOE from our retained properties," added Hackett. "We also have additional confidence in our ability to continue to deliver 5 to 9 percent production growth from our retained properties in 2008 and beyond."

    Third-quarter 2007 sales volumes of natural gas, crude oil and natural gas liquids totaled 47 million BOE, or 510,000 BOE per day. Third-quarter 2007 natural gas sales volumes averaged 1.64 billion cubic feet per day, at an average price of $5.78 per thousand cubic feet. Oil sales volumes in the third quarter averaged 198,000 barrels per day, at an average price of $69.25 per barrel. Natural gas liquids sales volumes averaged 39,000 barrels per day, at an average price of $48.39 per barrel.

    CONFERENCE CALL TOMORROW AT 8 A.M. CST, 9 A.M. EST

    Anadarko will host a conference call on Tuesday, Nov. 6, at 8 a.m. Central Standard Time (9 a.m. Eastern Standard Time) to discuss third-quarter results and the company's outlook for the remainder of 2007. The dial-in number is 800.510.0146 in the United States or
617.614.3449 internationally. The confirmation number is 80724603. For complete instructions on how to participate in the conference call, or to listen to the live audio webcast and slide presentation, please visit www.anadarko.com. A replay of the call will also be available on the Web site for approximately 30 days following the conference call.

    ANADARKO OPERATIONS REPORT

    For more details on Anadarko's operations, please refer to the comprehensive report on third-quarter activity. The report will be available at www.anadarko.com on the Investor Relations page.

    FINANCIAL DATA

    Nine pages of summary financial data follow, including current hedge positions, financial guidance and supplemental production guidance for the retained asset portfolio. All prior-year information has been re-cast to reflect the successful efforts method of accounting.

    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. For more information about Anadarko, please visit www.anadarko.com.

    (1) See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP measures are useful information for investors.

    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release, including Anadarko's ability to successfully meet its revised production guidance, complete its announced asset divestitures, successfully create and market an initial public offering of a midstream Master Limited Partnership, and achieve Anadarko's debt reduction goals. See "Risk Factors" in the company's 2006 Annual Report on Form 10-K and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.


                    Anadarko Petroleum Corporation

             Reconciliation of GAAP to Non-GAAP Measures
Below is a reconciliation of cash provided by operating activities
 (GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.
                                                      Quarter Ended
                                                      September 30
                                                   -------------------
millions                                             2007      2006
----------------------------------------------------------------------
Cash Flow
----------------------------------------------------------------------
Net cash provided by (used in) operating
 activities - continuing operations                 $   884   $ 1,506
Add back:
   Change in accounts receivable                       (310)      102
   Change in accounts payable and accrued expenses      212      (255)
   Change in other items - net                          (68)     (160)
----------------------------------------------------------------------
Discretionary Cash Flow from Continuing Operations  $   718   $ 1,193
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation


                                 Quarter Ended        Year to Date
Summary Financial Information    September 30         September 30
                             --------------------- -------------------
millions except per share
 amounts                        2007       2006      2007      2006
----------------------------------------------------------------------
Revenues and Other
----------------------------------------------------------------------
Gas sales                    $     871  $   1,546  $  3,108  $  2,917
Oil and condensate sales         1,262      1,500     3,558     3,317
Natural gas liquids sales          175        184       511       429
Gathering, processing and
 marketing sales                   348        258     1,195       303
Gains on divestitures, net         343          3     4,573        26
Other                               31         15        58        55
----------------------------------------------------------------------
Total                            3,030      3,506    13,003     7,047
----------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------
Oil and gas operating              256        230       868       501
Oil and gas transportation
 and other                          99         89       316       252
Exploration                        253        122       614       333
Gathering, processing and
 marketing                         231        186       866       228
General and administrative         171        181       681       462
Depreciation, depletion and
 amortization                      655        502     2,090       961
Other taxes                        269        121       869       320
Impairments                          -          3        40        19
----------------------------------------------------------------------
Total                            1,934      1,434     6,344     3,076
----------------------------------------------------------------------
Operating Income                 1,096      2,072     6,659     3,971
----------------------------------------------------------------------
Interest Expense and Other
 (Income) Expense
----------------------------------------------------------------------
Interest expense                   222        203       861       312
Other (income) expense              (8)       (14)      (60)      (21)
----------------------------------------------------------------------
Total                              214        189       801       291
----------------------------------------------------------------------
Income from Continuing
 Operations Before Income
 Taxes                             882      1,883     5,858     3,680
----------------------------------------------------------------------
Income Tax Expense                 366        573     2,252     1,174
----------------------------------------------------------------------
Income from Continuing
 Operations                  $     516  $   1,310  $  3,606  $  2,506
----------------------------------------------------------------------
Income (Loss) from
 Discontinued Operations, net
 of taxes                          (12)        75        22       320
----------------------------------------------------------------------
Net Income                   $     504  $   1,385  $  3,628  $  2,826
----------------------------------------------------------------------
Preferred Stock Dividends            1          -         2         2
----------------------------------------------------------------------
Net Income Available to
 Common Stockholders         $     503  $   1,385  $  3,626  $  2,824
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Income from continuing
 operations - basic          $    1.10  $    2.85  $   7.75  $   5.45
Income from continuing
 operations - diluted        $    1.10  $    2.83  $   7.72  $   5.40
Income (loss) from
 discontinued operations, net
 of taxes - basic            $   (0.03) $    0.16  $   0.05  $   0.69
Income (loss) from
 discontinued operations, net
 of taxes - diluted          $   (0.03) $    0.16  $   0.05  $   0.69
Net income available to
 common stockholders - basic $    1.08  $    3.01  $   7.80  $   6.14
Net income available to
 common stockholders -
 diluted                     $    1.07  $    2.99  $   7.76  $   6.09
----------------------------------------------------------------------
Average Number of Common
 Shares Outstanding - Basic        466        460       465       460
----------------------------------------------------------------------
Average Number of Common
 Shares Outstanding - Diluted      468        463       467       464
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

Summary
 Financial             Quarter Ended               Year to Date
 Information           September 30                September 30
                --------------------------- --------------------------
millions            2007          2006          2007         2006
----------------------------------------------------------------------
Cash Flow from
 Operating
 Activities
----------------------------------------------------------------------
Net income       $      504    $     1,385   $    3,628   $     2,826
Less income
 (loss) from
 discontinued
 operations, net
 of taxes               (12)            75           22           320
Depreciation,
 depletion and
 amortization           655            502        2,090           961
Deferred income
 taxes                 (321)           209       (1,090)          355
Dry hole expense
 and impairments
 of unproved
 properties             197             65          454           201
Impairments               -              3           40            19
(Gains) losses
 on
 divestitures,
 net                   (343)            (3)      (4,573)          (26)
Unrealized
 (gains) losses
 on derivatives         (13)          (872)         544          (883)
Other noncash
 items                   27            (21)         100            13
----------------------------------------------------------------------
Discretionary
 Cash Flow from
 Continuing
 Operations             718          1,193        1,171         3,146
(Increase)
 decrease in
 accounts
 receivable             310           (102)       1,354           225
Increase
 (decrease) in
 accounts
 payable and
 accrued
 expenses              (212)           255       (1,486)         (243)
Other items -
 net                     68            160          745            93
----------------------------------------------------------------------
Cash provided by
 (used in)
 operating
 activities -
 continuing
 operations             884          1,506        1,784         3,221
Cash provided by
 (used in)
 operating
 activities -
 discontinued
 operations              28            110          193           417
----------------------------------------------------------------------
Net cash
 provided by
 (used in)
 operating
 activities(a)   $      912    $     1,616   $    1,977   $     3,638
----------------------------------------------------------------------
(a) Cash flow from operating activities for year to date September 2007 was reduced by $1.6 billion due to the impact of income taxes on divestitures. Cash flow from investing activities includes the proceeds from the divestitures and provides cash for payment of related taxes.

----------------------------------------------------------------------
Capital
 Expenditures
----------------------------------------------------------------------
Capital spending $      806    $     1,073   $    2,890   $     2,600
Capitalized
 interest                20             25          103            48
----------------------------------------------------------------------
Capital
 expenditures -
 continuing
 operations             826          1,098        2,993         2,648
Capital
 expenditures -
 discontinued
 operations               -            165            -           478
----------------------------------------------------------------------
Total            $      826    $     1,263   $    2,993   $     3,126
----------------------------------------------------------------------

----------------------------------------------------------------------
Exploration
 Expense
----------------------------------------------------------------------
Dry hole expense $      111    $        36   $      222   $       142
Impairments of
 unproved
 properties              86             29          232            59
Geological &
 geophysical
 expense                 27             38           91            83
Exploration
 general and
 administrative
 expense and
 other                   29             19           69            49
----------------------------------------------------------------------
Total            $      253    $       122   $      614   $       333
----------------------------------------------------------------------


                              September 30, December 31, September 30,
                                  2007          2006         2006
----------------------------------------------------------------------
Condensed
 Balance Sheet
----------------------------------------------------------------------
Cash and cash
 equivalents                   $     1,243   $      491   $     1,803
Other current
 assets                              2,257        4,053         3,300
Current assets
 held for sale                          23           68           407
Net properties
 and equipment                      37,557       41,436        38,840
Other assets                           998          838         1,060
Goodwill and
 other
 intangible
 assets                              5,169        4,332         8,053
Long-term assets
 held for sale                         323        3,746         3,046
----------------------------------------------------------------------
Total Assets                   $    47,570   $   54,964   $    56,509
----------------------------------------------------------------------
Current debt                   $     3,549   $   11,471   $    16,663
Other current
 liabilities                         3,763        5,240         4,177
Current
 liabilities
 associated with
 assets held for
 sale                                    5           47           339
Long-term debt                      11,144       11,520        11,163
Other long-term
 liabilities                        12,937       14,240        12,219
Other long-term
 liabilities
 associated with
 assets held for
 sale                                    7           43           696
Stockholders'
 equity                             16,165       12,403        11,252
----------------------------------------------------------------------
Total
 Liabilities and
 Stockholders'
 Equity                        $    47,570   $   54,964   $    56,509
----------------------------------------------------------------------
Capitalization
----------------------------------------------------------------------
Total debt                     $    14,693   $   22,991   $    27,826
Stockholders'
 equity                             16,165       12,403        11,252
----------------------------------------------------------------------
Total                          $    30,858   $   35,394   $    39,078
----------------------------------------------------------------------
Capitalization
 Ratios
----------------------------------------------------------------------
Total debt                              48%          65%           71%
Stockholders'
 equity                                 52%          35%           29%
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

                               Quarter Ended         Year to Date
Sales Volumes and Prices       September 30          September 30
                           --------------------- ---------------------
                              2007       2006       2007       2006
----------------------------------------------------------------------
Natural Gas
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, billion cubic feet      151        156        513        353
Average daily volumes,
 million cubic feet per day    1,637      1,693      1,877      1,294
Price per thousand cubic
 feet excluding derivatives $   4.70   $   6.03   $   5.75   $   6.48
----------------------------------------------------------------------
  Realized gain (loss) on
   derivatives              $   0.84   $   0.10   $   0.73   $   0.03
  Unrealized gain (loss) on
   derivatives              $   0.24   $   3.80   $  (0.42)  $   1.75
----------------------------------------------------------------------
     Total gains (losses)
      on derivatives        $   1.08   $   3.90   $   0.31   $   1.78
----------------------------------------------------------------------
Total price per thousand
 cubic feet                 $   5.78   $   9.93   $   6.06   $   8.26
----------------------------------------------------------------------
Crude Oil and Condensate
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels          10         11         36         25
Average daily volumes,
 thousand barrels per day        116        126        134         93
Price per barrel excluding
 derivatives                $  72.12   $  64.57   $  61.13   $  62.69
----------------------------------------------------------------------
  Realized gain (loss) on
   derivatives              $   0.65   $   1.77   $   3.83   $   0.56
  Unrealized gain (loss) on
   derivatives              $  (7.21)  $  23.92   $  (8.20)  $  10.23
----------------------------------------------------------------------
     Total gains (losses)
      on derivatives        $  (6.56)  $  25.69   $  (4.37)  $  10.79
----------------------------------------------------------------------
Price per barrel            $  65.56   $  90.26   $  56.76   $  73.48
----------------------------------------------------------------------
Algeria
----------------------------------------------------------------------
Volumes, million barrels           6          6         18         18
Average daily volumes,
 thousand barrels per day         65         60         64         65
Price per barrel excluding
 derivatives                $  75.83   $  68.02   $  68.08   $  67.37
----------------------------------------------------------------------
  Realized gain (loss) on
   derivatives              $      -   $      -   $      -   $      -
  Unrealized gain (loss) on
   derivatives              $   1.38   $      -   $  (1.72)  $      -
----------------------------------------------------------------------
     Total gains (losses)
      on derivatives        $   1.38   $      -   $  (1.72)  $      -
----------------------------------------------------------------------
Price per barrel            $  77.21   $  68.02   $  66.36   $  67.37
----------------------------------------------------------------------
Other International
----------------------------------------------------------------------
Volumes, million barrels           2          2          6          5
Average daily volumes,
 thousand barrels per day         17         17         21         18
Price per barrel            $  63.52   $  52.69   $  56.13   $  51.27
----------------------------------------------------------------------
Total
----------------------------------------------------------------------
Volumes, million barrels          18         19         60         48
Average daily volumes,
 thousand barrels per day        198        203        219        176
Price per barrel excluding
 derivatives                $  72.63   $  64.58   $  62.68   $  63.25
----------------------------------------------------------------------
  Realized gain (loss) on
   derivatives              $   0.38   $   1.09   $   2.35   $   0.30
  Unrealized gain (loss) on
   derivatives              $  (3.76)  $  14.67   $  (5.53)  $   5.40
----------------------------------------------------------------------
     Total gains (losses)
      on derivatives        $  (3.38)  $  15.76   $  (3.18)  $   5.70
----------------------------------------------------------------------
Total price per barrel      $  69.25   $  80.34   $  59.50   $  68.95
----------------------------------------------------------------------
Natural Gas Liquids
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels           4          4         12         10
Average daily volumes,
 thousand barrels per day         39         45         45         38
Price per barrel excluding
 derivatives                $  48.39   $  44.70   $  41.57   $  41.46
----------------------------------------------------------------------
  Realized gains (losses)
   on derivatives           $      -   $  (0.47)  $      -   $  (0.18)
----------------------------------------------------------------------
Total price per barrel      $  48.39   $  44.23   $  41.57   $  41.28
----------------------------------------------------------------------
Total Barrels of Oil
 Equivalent (BOE) -
 continuing operations
----------------------------------------------------------------------
Volumes, million BOE              47         49        158        117
Average daily volumes,
 thousand BOE per day            510        530        577        430
----------------------------------------------------------------------
Total Barrels of Oil
 Equivalent (BOE) -
 discontinued operations
----------------------------------------------------------------------
Volumes, million BOE               -          5          -         15
Average daily volumes,
 thousand BOE per day              -         55          -         55
----------------------------------------------------------------------
Total Barrels of Oil
 Equivalent (BOE)
----------------------------------------------------------------------
Volumes, million BOE              47         54        158        132
Average daily volumes,
 thousand BOE per day            510        585        577        485


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                        As of November 5, 2007

                                      4th Quarter        Full Year
                                     2007 Forecast     2007 Forecast
                                   ----------------- -----------------
                                         Units             Units
                                   ----------------- -----------------

Total Sales (MMBOE) (a)                  48 -    50       205 -   207

Crude Oil (MBbl/d):                     180 -   189       201 -   212

   United States                        100 -   110       125 -   130
   Algeria                               62 -    66        60 -    65
   Other International                   15 -    17        16 -    17

Natural Gas (MMcf/d):

   United States                      1,840 - 1,875     1,870 - 1,880

Natural Gas Liquids (MBbl/d):

   United States                         35 -    37        40 -    42

(a) Sales include volumes associated with divestitures of 15.0 MMBOE through the 3rd Qtr 2007. No production related divestitures are anticipated in the 4th Qtr.

----------------------------------------------------------------------

                                        $/Unit            $/Unit
                                   ----------------- -----------------
Price Differentials vs NYMEX (w/o
 hedges)

Crude Oil ($/Bbl):                    (6.00)- (7.00)    (4.50)- (5.50)

   United States                      (7.00)- (8.00)    (7.25)- (8.25)
   Algeria                            (3.00)- (4.00)    (1.00)-  1.00
   Other International               (11.00)-(13.00)   (10.00)-(12.00)

Natural Gas ($/Mcf):

   United States                      (1.25)- (1.75)    (1.00)- (1.50)


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                        As of November 5, 2007

                                      4th Quarter        Full Year
                                     2007 Forecast     2007 Forecast
                                   ----------------- -----------------
                                          $MM               $MM
                                   ----------------- -----------------
Other Revenues:

   Gathering, Processing &
    Marketing Margins                   100 -   110      430 -    440
   Minerals and Other                    25 -    30       85 -     90
   Gain on Divestitures                 160 -   170    4,730 -  4,740

----------------------------------------------------------------------
Costs and Expenses:
                                         $/Boe             $/Boe
                                   ----------------- -----------------

   Oil & Gas Lease Operating           5.25 -  5.50     5.45 -   5.50
   Oil & Gas Transportation            2.00 -  2.20     2.00 -   2.05
   Depreciation, Depletion and
    Amortization                      14.25 - 14.75    13.75 -  14.25
   Production Taxes (% of Revenue)       11%-    12%    11.5%-   12.5%

                                          $MM               $MM
                                   ----------------- -----------------

   General and Administrative           180 -   195      860 -    875
   (excludes restructuring
    charges)
   Exploration Expense
      Non-Cash                          170 -   190      625      645
      Cash                               90 -   100      250      260
   Interest Expense                     210 -   230    1,070 -  1,090
   Other (Income) Expense               (10)-    10      (50)-    (30)

Effective Tax Rate                       40%-    45%      40%-     43%

----------------------------------------------------------------------
Avg. Shares Outstanding (MM)

   Basic                                466 -   467      466 -    468
   Diluted                              469 -   471      467 -    468

----------------------------------------------------------------------
                                          $MM               $MM
                                   ----------------- -----------------

Capital Investment                    1,050 - 1,150    4,130 -  4,230

   Capital Projects                   1,040 - 1,120    4,015 -  4,095
   Capitalized Interest                  10 -    30      115 -    135


                    Anadarko Petroleum Corporation
       Commodity Hedge Positions (Excluding Natural Gas Basis)
                        As of November 5, 2007


                        -----------------  --------------------------
                              Fixed              2- Way Collars
                        -----------------  --------------------------

----------------------  -----------------  --------------------------
                                  NYMEX
                         Volume    Price    Volume   Floor   Ceiling
Crude Oil               Bbl/day   $/Bbl    Bbl/day   $/Bbl    $/Bbl
----------------------  -----------------  --------------------------

United States

                        -----------------  --------------------------
Remainder 2007            27,250   $51.44    18,542   $44.33   $60.40
                        -----------------  --------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Algeria

Total Year 2008

Total Year 2009

Total Year 2010

Total Crude Oil, All
 Locations

                        -----------------  --------------------------
Remainder 2007            27,250   $51.44    18,542   $44.33   $60.40
                        -----------------  --------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012


----------------------  -----------------  --------------------------
                                  NYMEX
                         Volume    Price    Volume   Floor   Ceiling
Natural Gas             MMMBtu/d $/MMBtu   MMMBtu/d $/MMBtu  $/MMBtu
----------------------  -----------------  --------------------------

United States

                        -----------------  --------------------------
Remainder 2007               314   $ 6.74       386   $ 6.27   $10.73
                        -----------------  --------------------------

Total Year 2008

Total Year 2009




                                   ----------------------------------
                                             3- Way Collars
                                   ----------------------------------

---------------------------------  ----------------------------------
                                             Sold   Purchased
                                    Volume   Floor    Floor   Ceiling
Crude Oil                          Bbl/day   $/Bbl    $/Bbl    $/Bbl
---------------------------------  ----------------------------------

United States

                                   ----------------------------------
Remainder 2007                       35,000  $43.57    $58.57  $86.16
                                   ----------------------------------

                                   ----------------------------------
Total Year 2008                      67,000  $43.21    $58.21  $94.75
                                   ----------------------------------

                                   ----------------------------------
Total Year 2009                      28,000  $40.36    $55.36  $87.34
                                   ----------------------------------

                                   ----------------------------------
Total Year 2010                       8,000  $35.00    $50.00  $86.49
                                   ----------------------------------

                                   ----------------------------------
Total Year 2011                       3,000  $35.00    $50.00  $86.00
                                   ----------------------------------

                                   ----------------------------------
Total Year 2012                       1,500  $35.00    $50.00  $92.50
                                   ----------------------------------

Algeria

                                   ----------------------------------
Total Year 2008                      19,000  $33.51    $48.51  $86.73
                                   ----------------------------------

                                   ----------------------------------
Total Year 2009                      20,000  $33.51    $48.51  $86.62
                                   ----------------------------------

                                   ----------------------------------
Total Year 2010                      10,000  $33.53    $48.53  $86.98
                                   ----------------------------------

Total Crude Oil, All Locations

                                   ----------------------------------
Remainder 2007                       35,000  $43.57    $58.57  $86.16
                                   ----------------------------------

                                   ----------------------------------
Total Year 2008                      86,000  $41.07    $56.07  $92.98
                                   ----------------------------------

                                   ----------------------------------
Total Year 2009                      48,000  $37.51    $52.51  $87.04
                                   ----------------------------------

                                   ----------------------------------
Total Year 2010                      18,000  $34.18    $49.19  $86.76
                                   ----------------------------------

                                   ----------------------------------
Total Year 2011                       3,000  $35.00    $50.00  $86.00
                                   ----------------------------------

                                   ----------------------------------
Total Year 2012                       1,500  $35.00    $50.00  $92.50
                                   ----------------------------------


---------------------------------  ----------------------------------
                                             Sold   Purchased
                                    Volume   Floor    Floor   Ceiling
Natural Gas                        MMMBtu/d $/MMBtu  $/MMBtu  $/MMBtu
---------------------------------  ----------------------------------

United States

                                   ----------------------------------
Remainder 2007                           30  $ 6.00    $ 9.00  $11.23
                                   ----------------------------------

                                   ----------------------------------
Total Year 2008                       1,400  $ 5.32    $ 7.50  $10.97
                                   ----------------------------------

                                   ----------------------------------
Total Year 2009                          50  $ 5.00    $ 7.50  $12.60
                                   ----------------------------------



Prices are weighted averages of all positions for each transaction type presented.


                    Anadarko Petroleum Corporation
                  Natural Gas Basis Hedge Positions
                        As of November 5, 2007


----------------------------------------------------------------------

                              ----------------------------------------
                              Daily Volume (MMMBtu's) by Pricing Point
----------------------------------------------------------------------
        Pricing Point                2007     2008     2009     2010
----------------------------------------------------------------------

Gulf Coast                             131      110        0        0
Mid Continent                          220      350      180       35
Rocky Mountains                        158      375      330      310
West Texas                              10       10        0        0
                              ----------------------------------------
    Total Daily Volume Hedged          519      845      510      345
                              ========================================



                              ----------------------------------------
                              Average Price Differential to Henry Hub
----------------------------------------------------------------------
        Pricing Point                2007     2008     2009     2010
----------------------------------------------------------------------

Gulf Coast                         $(0.614) $(0.475) $     -  $     -
Mid Continent                      $(0.986) $(0.999) $(0.730) $(0.611)
Rocky Mountains                    $(1.661) $(1.467) $(1.171) $(1.129)
West Texas                         $(1.196) $(1.080) $     -  $     -
                              ----------------------------------------
    Average Price Differential
     Hedged                        $(1.104) $(1.140) $(1.015) $(1.077)
                              ========================================


                  Rockies Export Firm Transportation
                        As of November 5, 2007


---------------------------------------------------------------------

                                        -----------------------------
                                         Daily Volume (MMMBtu's) by
                                                Pricing Point
---------------------------------------------------------------------
        Delivery/ Pricing Point              2007      2008      2009
---------------------------------------------------------------------
Mid Continent                                 491       491       491
West Coast                                     88        88        88
San Juan                                       15        15        15
                                        -----------------------------
    Total                                     594       594       594
                                        =============================
(a)Assumes ROFR rights are exercised
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                    Anadarko Petroleum Corporation
                      Retained Properties Sales
                 Recent Performance and 2007 Guidance
                        As of November 5, 2007


                               Q4 2006   Q1 2007   Q2 2007   Q3 2007
                               Actuals   Actuals   Actuals   Actuals
                              --------- --------- --------- ---------


TOTAL SALES (MMBOE)                48.5      49.2      46.8      46.5
  Natural Gas (MMcf/d)          1,791.5   1,794.3   1,639.1   1,646.9
  Crude Oil (MBbl/d)              203.4     207.9     202.0     192.0
  Natural Gas Liquids (MBbl/d)     34.2      39.2      39.0      39.4


ROCKIES
  Natural Gas (MMcf/d)            917.2     934.4     840.4     849.3
  Crude Oil (MBbl/d)               23.1      23.4      23.8      24.0
  Natural Gas Liquids (MBbl/d)     16.9      16.2      15.2      15.8
  Total Sales (MMBOE)              17.4      17.6      16.3      16.7

SOUTHERN
  Natural Gas (MMcf/d)            639.5     645.3     617.3     565.6
  Crude Oil (MBbl/d)               12.2      10.9      10.2       8.6
  Natural Gas Liquids (MBbl/d)     10.3      14.3      14.4      13.8
  Total Sales (MMBOE)              11.6      11.9      11.6      10.7

GULF OF MEXICO
  Natural Gas (MMcf/d)            239.7     223.2     200.5     240.0
  Crude Oil (MBbl/d)               63.0      61.3      67.2      62.8
  Natural Gas Liquids (MBbl/d)      4.2       4.0       4.6       5.0
  Total Sales (MMBOE)               9.6       9.2       9.6       9.9

INTERNATIONAL / FRONTIER
  Natural Gas (MMcf/d)              0.4       0.3       0.3       0.3
  Crude Oil (MBbl/d)              105.1     112.4     100.8      96.6
  Natural Gas Liquids (MBbl/d)        -         -         -         -
  Total Sales (MMBOE)               9.7      10.1       9.2       8.9

----------------------------------------------------------------------


                             Q4 2007              Total Year 2007
                            Guidance                 Guidance
                     -----------------------  -----------------------


TOTAL SALES (MMBOE)      48.0     -     50.0     190.0     -    192.0
  Natural Gas
   (MMcf/d)           1,840.0     -  1,875.0   1,730.0     -  1,739.0
  Crude Oil (MBbl/d)    180.0     -    189.0     195.0     -    198.0
  Natural Gas Liquids
   (MBbl/d)              35.0     -     37.0      38.0     -     39.0


ROCKIES
  Natural Gas
   (MMcf/d)             850.0     -    855.0     868.0     -    870.0
  Crude Oil (MBbl/d)     24.0     -     26.0      23.8     -     24.0
  Natural Gas Liquids
   (MBbl/d)              13.5     -     14.0      15.2     -     15.3
  Total Sales (MMBOE)    16.5     -     16.8      67.0     -     67.3

SOUTHERN
  Natural Gas
   (MMcf/d)             545.0     -    565.0     593.0     -    598.0
  Crude Oil (MBbl/d)      8.0     -      9.0       9.4     -      9.7
  Natural Gas Liquids
   (MBbl/d)              13.5     -     14.0      14.0     -     14.1
  Total Sales (MMBOE)    10.3     -     10.8      44.6     -     45.1

GULF OF MEXICO
  Natural Gas
   (MMcf/d)             455.0     -    460.0     280.0     -    281.0
  Crude Oil (MBbl/d)     51.0     -     54.0      60.5     -     61.5
  Natural Gas Liquids
   (MBbl/d)               4.5     -      5.0       4.5     -      4.6
  Total Sales (MMBOE)    12.1     -     12.5      40.8     -     41.2

INTERNATIONAL /
 FRONTIER
  Natural Gas
   (MMcf/d)               0.0     -      0.0       0.2     -      0.2
  Crude Oil (MBbl/d)     97.0     -    100.0     101.5     -    102.5
  Natural Gas Liquids
   (MBbl/d)                       -                        -
  Total Sales (MMBOE)     8.9     -      9.2      37.1     -     37.4

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    CONTACT: Anadarko Petroleum Corporation, Houston
             MEDIA:
             John Christiansen, 832-636-8736
             john.christiansen@anadarko.com
             or
             Paula Beasley, 832-636-8765
             paula.beasley@anadarko.com
             or
             INVESTORS:
             John Colglazier, 832-636-2306
             john.colglazier@anadarko.com
             or
             Chris Campbell, CFA, 832-636-8434
             chris.campbell@anadarko.com
             or
             Kristin Stomberg, 832-636-1156
             kristin.stomberg@anadarko.com